[Logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                  MFS(R) GLOBAL ASSET
                  ALLOCATION FUND

                  SEMIANNUAL REPORT o FEBRUARY 28, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 42 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 32
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
    Joseph C. Flaherty, Jr.

For the six months ended February 28, 2002, the fund's Class A shares provided a total return of -2.08 %, Class B shares -2.34%, Class C shares -2.27%, and Class I shares -2.27%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to returns over the same period for the fund's benchmarks: -1.69% for the Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad stock market; -8.29% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged market-capitalization-weighted total return index which is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world; 3.02% for the Lehman Brothers Aggregate Bond Index, is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA); and -4.88% for the J.P. Morgan Non-dollar Government Bond Index, an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States), with remaining maturities of at least one year. For the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.15%.

Q.  WHAT FACTORS HELPED THE FUND OUTPERFORM THE MSCI EAFE INDEX DURING THE
    PERIOD?

A. While negative returns are always discouraging and difficult to accept, we were encouraged by the fact that the fund managed to outperform this international equity benchmark during a difficult period for stocks. Our strategy of maintaining a well-diversified portfolio of stocks, bonds, and money market securities clearly provided a major boost to performance. As global economic activity deteriorated due to significant reductions in corporate spending, higher unemployment, and political unrest that was escalated by the attacks of September 11, investors migrated to the relative safety of fixed-income investments. In this environment, our disciplined yet active investment strategy of maintaining a sizable portion of the fund's assets in bonds and short-term money market securities resulted in significant outperformance versus the MSCI EAFE Index.

Q.  WERE THERE ANY SPECIFIC STRATEGIES THAT BENEFITED PERFORMANCE?

A. While we benefited from being broadly diversified in a down market, we also benefited from some tactical asset allocation strategies. Early in the period, due to persistent economic weakness, we decided to maintain the fund's reduced exposure to equities by approximately 5% to 10% relative to our neutral equity weighting of 65%. During the fourth quarter of 2001, equity valuation became increasingly attractive to us, so we moved from an underweighting to an overweighted position of approximately 70% of the fund's assets in equities. This strategy benefited performance as we experienced a rally during this period.

Q.  WHAT AREAS DETRACTED FROM PERFORMANCE?

A. With the exception of the fourth quarter of 2001, in which we experienced a strong rally in the technology sector, our growth bias on the domestic equity portion of the portfolio detracted from performance during the period. Overall, our underweighting in the poorly performing technology sector aided our relative performance versus our equity indices. Technology stocks were particularly hard hit due to the significant reduction in corporate capital spending as global economic activity slowed. Similarly, the fund benefited from a relative underweighting in telecommunications services providers. While these holdings were also among the fund's biggest absolute detractors, we maintained relatively modest exposure to these stocks. Investors continued to avoid the telecommunications services sector, as they grew increasingly concerned with the mounting borrowing costs that these companies were facing for infrastructure build out and for the licensing of new, third-generation communications bands.

Q.  WHAT OTHER INDUSTRY SECTORS AFFECTED PERFORMANCE?

A. As we decreased the fund's exposure to areas such as technology and telecommunications because the earnings outlooks appeared weak to us, we increased the fund's holdings in defensive sectors such as consumer staples and health care stocks because we saw more reliable earnings growth in these areas. In these sectors, significant holdings such as Diageo and Sanofi-Synthelabo provided a positive contribution to performance. In our view, Diageo had the top collection of leading brands within the spirits business, and we think it was well positioned to capture the bulk of volume growth returning to the industry. The stock price of French pharmaceutical company Sanofi-Synthelabo rallied during the period as the company has seen sales of its new cardiovascular drug Plavix exceed sales expectations during the past year. Other positive pharmaceutical picks included Mylan Labs and Johnson & Johnson.

Q.  HOW WAS THE FIXED-INCOME PORTION OF THE PORTFOLIO POSITIONED?

A. On the bond side of the portfolio, the majority of our holdings provided positive returns, especially during a period of severe stock market volatility. Our decision to maintain significant exposure to U.S. Treasuries and high-quality foreign government bonds aided performance. Our U.S. Treasuries performed particularly well, as the Federal Reserve Board was aggressively lowering interest rates during the period. While our exposure to emerging market bonds was marginal, this sector of the market performed well during the period, and our favorable security selection contributed to total return.

Q.  WHAT'S YOUR OUTLOOK FOR THE PORTFOLIO?

A. Looking forward, we expect that a variety of factors will continue to influence the portfolio and overseas equity and fixed-income markets, including the slowing of several countries' economies, currency movements, monetary policy, and industry consolidation, to name a few. The tragic events of September 11 exacerbated the global economic slowdown that was already in progress, sending most overseas stocks down in the short term, but in the last three months of the period, we've been encouraged by signs that global economies and equity markets seem to have stabilized or are beginning to recover. In particular, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

    In our view, the decline in overseas stocks during the past year has presented a unique opportunity to purchase good companies at what we felt were very attractive prices not seen in many years. Guided by MFS' team of international analysts, we'll maintain a global security selection process using a bottom-up approach based on extensive fundamental research. At the same time, however, we think it's important to point out that we also incorporate a top-down asset-allocation process in this portfolio that closely monitors country and industry weightings. Illustrating this strategy, the fund will continue to own a broad range of companies in a variety of industries while being exposed to a significant allocation of bonds that we believe will offer the best yields over time.

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JOSEPH C. FLAHERTY, JR., IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP. HE IS PORTFOLIO MANAGER OF THE GLOBAL ASSET ALLOCATION PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS.

JOE JOINED MFS AS A FIXED-INCOME QUANTITATIVE RESEARCH ASSOCIATE IN 1993 AND WAS NAMED QUANTITATIVE RESEARCH ANALYST AND ASSISTANT VICE PRESIDENT IN 1996. HE BECAME VICE PRESIDENT AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP IN 1998 AND PORTFOLIO MANAGER IN 1999.

HE EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING FROM TUFTS UNIVERSITY IN 1984 AND AN M.B.A. IN FINANCE FROM BENTLEY COLLEGE IN 1990.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                       EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE
                       PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE
                       EQUITY/FIXED-INCOME FUND.

COMMENCEMENT OF
INVESTMENT OPERATIONS: JULY 22, 1994

CLASS INCEPTION:       CLASS A  JULY 22, 1994
                       CLASS B  JULY 22, 1994
                       CLASS C  JULY 22, 1994
                       CLASS I  JANUARY 7, 1997

SIZE:                  $145.9 MILLION NET ASSETS AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                           -2.08%       - 7.55%        +3.66%       +16.12%       +67.16%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                             --         - 7.55%        +1.20%       + 3.03%       + 6.99%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                             --         -11.94%        -0.42%       + 2.04%       + 6.31%
-----------------------------------------------------------------------------------------------------------------------

CLASS B
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                           -2.34%       - 8.07%        +2.10%       +13.06%       +59.95%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                             --         - 8.07%        +0.69%       + 2.49%       + 6.37%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                             --         -11.67%        -0.16%       + 2.20%       + 6.37%
-----------------------------------------------------------------------------------------------------------------------

CLASS C
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                           -2.27%       - 8.01%        +2.14%       +13.15%       +60.30%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                             --         - 8.01%        +0.71%       + 2.50%       + 6.40%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                             --         - 8.91%        +0.71%       + 2.50%       + 6.40%
-----------------------------------------------------------------------------------------------------------------------

CLASS I
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                                      -2.27%       - 7.68%        +3.76%       +17.05%       +68.88%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                        --         - 7.68%        +1.24%       + 3.20%       + 7.13%
-----------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, July 22, 1994 through February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutioal investors.

Class I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT THE SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

PORTFOLIO STRUCTURE AS A PERCENTAGE OF TOTAL NET ASSETS

            International Equity                    35.6%
            Domestic Equity                         31.4%
            International                           11.0%
            US Treasuries                           10.2%
            High Yield Corporates                    6.4%
            Cash                                     2.6%
            Emerging Markets                         1.8%
            High Grade Corporates                    1.0%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Global Asset Allocation Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                      NUMBER OF SHARES
                                              --------------------------------
                                                                      WITHHOLD
NOMINEE                                                   FOR        AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                               8,052,511.914      139,685.180
John W. Ballen                                  8,053,117.792      139,079.302
Lawrence H. Cohn                                8,047,741.602      144,455.492
J. David Gibbons                                8,035,610.130      156,586.964
William R. Gutow                                8,049,366.350      142,830.744
J. Atwood Ives                                  8,049,876.450      142,320.644
Abby M. O'Neill                                 8,034,725.361      157,471.733
Lawrence T. Perera                              8,050,792.357      141,404.737
William J. Poorvu                               8,045,469.063      146,728.031
Arnold D. Scott                                 8,053,117.792      139,079.302
J. Dale Sherratt                                8,048,857.002      143,340.092
Elaine R. Smith                                 8,049,886.521      142,310.573
Ward Smith                                      8,038,959.865      153,237.229

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  5,811,764.882
Against                                                158,371.746
Abstain                                                225,604.466
Broker non-votes                                     1,996,456.000

ITEM 3. The amendment, removal or addition of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  5,762,185.488
Against                                                175,918.834
Abstain                                                257,636.772
Broker non-votes                                     1,996,456.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
-------------------------------------------------------------------
For                                                  7,879,293.014
Against                                                113,913.560
Abstain                                                198,990.520

ITEM 5. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  7,956,355.943
Against                                                 73,926.677
Abstain                                                161,914.474

PORTFOLIO OF INVESTMENTS (Unaudited) --  February 28, 2002

Stocks - 57.0%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
Foreign Stocks - 30.1%
  Australia - 1.2%
    QBE Insurance Group Ltd. (Insurance)*              308,374    $  1,243,146
    The News Corp Ltd. (Media)*                         91,200         574,901
                                                                  ------------
                                                                  $  1,818,047
------------------------------------------------------------------------------
  Bermuda - 1.2%
    ACE Ltd. (Insurance)                                23,500    $  1,031,650
    Tyco International Ltd. (Conglomerates)             15,460         449,886
    XL Capital Ltd. (Insurance)                          2,300         219,098
                                                                  ------------
                                                                  $  1,700,634
------------------------------------------------------------------------------
  Canada - 1.1%
    BCE, Inc. (Telecommunications)                      39,633    $    826,892
    Canadian National Railway Co. (Railroad)            14,800         742,072
                                                                  ------------
                                                                  $  1,568,964
------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., AB (Cellular Phones)                   16,600    $    353,127
------------------------------------------------------------------------------
  France - 5.1%
    Aventis S.A. (Pharmaceuticals)                      11,000    $    816,666
    Carrefour S.A. (Supermarket)                        24,200       1,093,713
    Groupe Danone (Food & Beverage Products)             2,000         230,303
    L'Air Liquide S.A. (Gas)                             9,100       1,286,605
    Sanofi-Synthelabo S.A. (Medical & Health
      Products)                                         17,000       1,117,142
    STMicroelectronics N.V. (Electronics)               22,700         673,531
    Technip S.A. (Construction)                          6,600         830,856
    Total Fina Elf S.A., "B" (Oils)                      9,600       1,412,155
                                                                  ------------
                                                                  $  7,460,971
------------------------------------------------------------------------------
  Germany - 1.1%
    Linde AG (Engineering)                              20,500    $    931,995
    Munchener Ruckvers AG (Financial Services)           2,900         708,051
                                                                  ------------
                                                                  $  1,640,046
------------------------------------------------------------------------------
  Italy - 0.1%
    Snam Rete Gas S.p.A. (Gas)*                         79,630    $    217,173
------------------------------------------------------------------------------
  Japan - 2.8%
    Asahi Breweries, Ltd. (Food & Beverage
      Products)                                        101,000    $    780,287
    Canon, Inc. (Business Machines)                     39,000       1,365,306
    Honda Motor Co., Ltd. (Automotive)                  24,000         958,423
    NTT DoCoMo, Inc. (Telecommunications)                   75         778,159
    The Nikko Securities Co., Ltd. (Finance)            46,000         176,831
                                                                  ------------
                                                                  $  4,059,006
------------------------------------------------------------------------------
  Netherlands - 4.3%
    Akzo Nobel N.V. (Chemicals)                         47,100    $  2,079,739
    Elsevier N.V. (Publishing)                          91,540       1,172,979
    Koninklijke Philips Electronics N.V.
      (Electronics)                                     14,304         374,009
    Royal Dutch Petroleum Co., ADR (Oils)               17,170         882,023
    Unilever N.V. (Consumer Products)                   20,800       1,210,181
    Unilever N.V., NY Shares (Consumer Products)         3,430         199,900
    Vodafone Libertel N.V. (Cellular Phones)*           43,800         296,550
                                                                  ------------
                                                                  $  6,215,381
------------------------------------------------------------------------------
  Singapore - 0.4%
    DBS Group Holdings Ltd. (Financial Services)        73,000    $    538,230
------------------------------------------------------------------------------
  South Korea - 0.8%
    Korea Telecom Corp., ADR (Telecommunications)*       9,300    $    207,390
    Samsung Electronics (Electronics)                    3,690         963,366
                                                                  ------------
                                                                  $  1,170,756
------------------------------------------------------------------------------
  Spain - 1.0%
    Gas Natural SDG S.A. (Gas)                          37,700    $    658,036
    Iberdrola S.A. (Utilities - Electric)               63,900         804,973
                                                                  ------------
                                                                  $  1,463,009
------------------------------------------------------------------------------
  Sweden - 0.7%
    Saab AB, "B" (Aerospace)                            90,700    $  1,018,215
------------------------------------------------------------------------------
  Switzerland - 3.3%
    Converium Holding AG (Insurance)*                    2,580    $    122,915
    Nestle S.A. (Food & Beverage Products)*              1,800         398,109
    Novartis AG (Medical & Health Products)             22,500         855,827
    Swiss Reinsurance (Insurance)*                       7,440         669,788
    Syngenta AG (Chemicals)*                            50,617       2,798,014
                                                                  ------------
                                                                  $  4,844,653
------------------------------------------------------------------------------
  United Kingdom - 6.8%
    BOC Group PLC (Chemicals)*                          53,100    $    782,732
    CGNU PLC (Insurance)*                               51,021         517,375
    Diageo PLC (Food & Beverage Products)*             203,564       2,416,654
    GlaxoSmithKline PLC (Pharmaceutical)                43,800       1,067,200
    NEXT PLC (Retail)                                   77,100       1,036,806
    Reckitt Benckiser PLC (Consumer Goods & Service     96,800       1,530,875
    Reuters Group PLC (Business Services)               71,600         530,247
    Royal Bank of Scotland Group PLC (Banks & Credit
      Cos.)*                                            31,456         769,991
    Standard Chartered PLC (Banks & Credit Cos.)        27,990         273,348
    Vodafone Group PLC (Telecommunications)            512,549         968,865
                                                                  ------------
                                                                  $  9,894,093
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 43,962,305
------------------------------------------------------------------------------

U.S. Stocks - 26.9%
  Aerospace - 0.5%
    Boeing Co.                                           4,290    $    197,168
    General Dynamics Corp.                               6,010         546,189
                                                                  ------------
                                                                  $    743,357
------------------------------------------------------------------------------
  Airlines - 0.1%
    Southwest Airlines Co.                               5,160    $    108,928
------------------------------------------------------------------------------
  Automotive - 0.3%
    AutoNation, Inc.*                                   21,440    $    267,785
    Harley-Davidson, Inc.                                3,430         175,822
                                                                  ------------
                                                                  $    443,607
------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.9%
    Bank America Corp.                                  12,870    $    823,036
    Comerica, Inc.                                       6,860         410,571
    National City Corp.                                 14,600         416,392
    PNC Financial Services Group Co.                     7,730         424,686
    U.S. Bancorp                                        28,350         591,098
    Washington Mutual, Inc.                              5,150         167,530
                                                                  ------------
                                                                  $  2,833,313
------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Guidant Corp.*                                       9,440    $    391,760
------------------------------------------------------------------------------
  Business Machines - 1.1%
    Hewlett-Packard Co.                                 27,480    $    552,898
    International Business Machines Corp.               10,300       1,010,636
                                                                  ------------
                                                                  $  1,563,534
------------------------------------------------------------------------------
  Business Services - 0.5%
    Automatic Data Processing, Inc.                      8,590    $    452,779
    First Data Corp.                                     3,430         279,613
                                                                  ------------
                                                                  $    732,392
------------------------------------------------------------------------------
  Cellular Phones - 0.2%
    Motorola, Inc.                                      24,030    $    312,390
------------------------------------------------------------------------------
  Chemicals - 0.6%
    Dow Chemical Co.                                     9,450    $    295,596
    E.I. du Pont de Nemours & Co.                       13,740         643,582
                                                                  ------------
                                                                  $    939,178
------------------------------------------------------------------------------
  Coal - 0.1%
    Massey Energy Co.                                    8,600    $    121,604
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Dell Computer Corp.*                                24,890    $    614,534
    Lexmark International, Inc.*                         2,580         128,252
                                                                  ------------
                                                                  $    742,786
------------------------------------------------------------------------------
  Computer Services - 0.2%
    CDW Computer Centers, Inc.*                          6,010    $    317,328
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Microsoft Corp.*                                    13,740    $    801,592
------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    Oracle Corp.*                                       17,180    $    285,532
------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    Cadence Design Systems, Inc.*                       19,750    $    417,712
    Computer Associates International, Inc.             14,600         237,688
                                                                  ------------
                                                                  $    655,400
------------------------------------------------------------------------------
  Conglomerates - 1.2%
    General Electric Co.                                44,650    $  1,719,025
------------------------------------------------------------------------------
  Construction - 0.1%
    KB Home                                              2,570    $    112,180
    Lafarge North America, Inc.                          2,570         106,244
                                                                  ------------
                                                                  $    218,424
------------------------------------------------------------------------------
  Consumer Goods & Services - 0.9%
    Gillette Co.                                        13,740    $    469,770
    Philip Morris Cos., Inc.                             7,730         407,062
    Procter & Gamble Co.                                 4,290         363,749
                                                                  ------------
                                                                  $  1,240,581
------------------------------------------------------------------------------
  Electronics - 1.0%
    Intel Corp.                                         31,770    $    907,034
    Linear Technology Corp.                              6,870         253,022
    QLogic Corp.*                                        8,580         319,605
                                                                  ------------
                                                                  $  1,479,661
------------------------------------------------------------------------------
  Energy - Independent - 0.1%
    Reliant Resources, Inc.*                            12,040    $    127,142
------------------------------------------------------------------------------
  Entertainment - 0.8%
    AOL Time Warner, Inc.*                              20,610    $    511,128
    Harrah's Entertainment, Inc.*                        2,580         104,335
    Viacom, Inc., "B"*                                  10,306         479,744
                                                                  ------------
                                                                  $  1,095,207
------------------------------------------------------------------------------
  Financial Institutions - 2.0%
    Citigroup, Inc.                                     27,476    $  1,243,289
    Fannie Mae                                           7,730         604,872
    Freddie Mac                                          6,020         383,715
    Lehman Brothers Holdings, Inc.                       6,870         388,155
    Merrill Lynch & Co., Inc.                            5,160         247,422
                                                                  ------------
                                                                  $  2,867,453
------------------------------------------------------------------------------
  Food & Beverage Products - 1.3%
    Anheuser-Busch Cos., Inc.                            4,290    $    218,147
    Coca-Cola Co.                                       10,310         488,591
    PepsiCo, Inc.                                        7,722         389,961
    Sara Lee Corp.                                      12,010         251,249
    Tyson Foods, Inc. - Delaware                        36,900         479,331
                                                                  ------------
                                                                  $  1,827,279
------------------------------------------------------------------------------
  Forest & Paper Products - 0.3%
    International Paper Co.                              8,580    $    375,375
------------------------------------------------------------------------------
  Industrial - 0.3%
    Loews Corp.                                          6,000    $    349,980
    Rockwell International Corp.                         6,020         118,895
                                                                  ------------
                                                                  $    468,875
------------------------------------------------------------------------------
  Insurance - 0.9%
    American International Group, Inc.                  13,740    $  1,016,348
    MetLife, Inc.                                       10,300         328,364
                                                                  ------------
                                                                  $  1,344,712
------------------------------------------------------------------------------
  Machinery - 0.1%
    Deere & Co.                                          2,580    $    123,659
------------------------------------------------------------------------------
  Medical & Health Products - 3.3%
    Applera Corp. - Applied Biosystems Group             6,870    $    155,262
    Boston Scientific Corp.*                            15,460         345,686
    Bristol-Myers Squibb Co.                            16,310         766,570
    Eli Lilly & Co.                                      6,010         455,137
    Johnson & Johnson Co.                               12,880         784,392
    Merck & Co., Inc.                                   15,460         948,162
    Pfizer, Inc.                                        18,027         738,386
    Schering Plough Corp.                               17,170         592,193
                                                                  ------------
                                                                  $  4,785,788
------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Davita, Inc.*                                       16,310    $    364,529
------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Alcoa, Inc.                                          2,570    $     96,555
------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Kinder Morgan Energy Partners L.P.                   6,870    $    196,482
------------------------------------------------------------------------------
  Oil Services - 0.3%
    El Paso Corp.                                        4,290    $    167,653
    Halliburton Co.                                     15,450         254,307
                                                                  ------------
                                                                  $   421,960
------------------------------------------------------------------------------
  Oils - 1.0%
    ExxonMobil Corp.                                    25,750    $  1,063,475
    GlobalSantaFe Corp.                                 16,800         464,520
                                                                  ------------
                                                                  $  1,527,995
------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Mylan Laboratories, Inc.                            11,170    $    339,345
------------------------------------------------------------------------------
  Pollution Control - 0.1%
    Republic Services, Inc.*                             5,150    $     92,443
------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Gannett Co., Inc.                                    3,430    $    261,297
------------------------------------------------------------------------------
  Railroad - 0.1%
    Burlington Northern Santa Fe Railway Co.             6,020    $    174,700
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Equity Office Properties Trust                       4,290    $    123,123
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Tricon Global Restaurants, Inc.*                     4,300    $    254,259
------------------------------------------------------------------------------
  Retail - 1.7%
    Best Buy Co., Inc.*                                  1,720    $    115,928
    Home Depot, Inc.                                     4,300         215,000
    Lowe's Cos., Inc.                                    5,150         233,038
    Penney (J.C.) Co.                                   18,890         369,111
    Sears, Roebuck & Co.                                 3,430         180,349
    TJX Cos., Inc.                                       3,430         130,237
    Wal-Mart Stores, Inc.                               19,750       1,224,697
                                                                  ------------
                                                                  $  2,468,360
------------------------------------------------------------------------------
  Special Products & Services - 0.2%
    SPX Corp.*                                           2,570    $    325,131
------------------------------------------------------------------------------
  Supermarket - 0.1%
    Kroger Co.*                                          9,450    $    209,318
------------------------------------------------------------------------------
  Telecommunications - 1.3%
    AT&T Corp.                                          18,870    $    293,240
    Cox Communications, Inc.*                            4,290         158,086
    SBC Communications, Inc.                            13,740         519,921
    Verizon Communications                              14,600         683,280
    WorldCom, Inc.*                                     32,630         245,378
                                                                  ------------
                                                                  $  1,899,905
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Comcast Corp., "A"*                                  4,290    $    145,302
------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.3%
    AT&T Wireless Services, Inc.*                       21,490    $    216,834
    QUALCOMM, Inc.*                                      8,590         285,618
                                                                  ------------
                                                                  $    502,452
------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Calpine Corp.*                                       5,980    $     43,953
    Exelon Corp.                                         8,590         423,315
    Keyspan Corp.                                        3,430         109,931
    PG&E Corp.*                                         15,470         328,119
                                                                  ------------
                                                                  $    905,318
------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    Williams Cos., Inc.                                 15,440    $    238,548
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 39,212,904
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $79,154,503)                       $ 83,175,209
------------------------------------------------------------------------------

Bonds - 29.7%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
U.S. Bonds - 16.9%
  Advertising & Broadcasting - 0.8%
    Lin Television Corp., 8s, 2008                   $   1,175    $  1,216,125
------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Simmons Co., 10.25s, 2009                        $     575    $    595,125
------------------------------------------------------------------------------
  Containers - 0.6%
    Silgan Holdings, Inc., 9s, 2009                  $     900    $    931,500
------------------------------------------------------------------------------
  Energy - 2.0%
    Chesapeake Energy Corp., 8.125s, 2011            $   1,175    $  1,119,188
    P&L Coal Holdings Corp., 9.625s, 2008                1,175       1,260,187
    Pemex Project Funding Master Trust,
      9.125s, 2010                                         439         483,449
                                                                  ------------
                                                                  $  2,862,824
------------------------------------------------------------------------------
  Gaming - 0.5%
    Station Casinos, Inc., 8.375s, 2008              $     675    $    694,406
------------------------------------------------------------------------------
  Media - 0.8%
    Charter Communications Holdings, 0s to 2004,
      9.92s, 2011                                    $   1,740    $  1,165,800
------------------------------------------------------------------------------
  Media - Cable - 0.8%
    Adelphia Communications Corp., 8.375s, 2008      $   1,175    $  1,104,500
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    HMH Properties, Inc., 8.45s, 2008                $     225    $    224,437
------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.5%
    Western Wireless Corp., 10.5s, 2007              $     750    $    667,500
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 10.4%
    U.S. Treasury Notes, 5s, 2011                    $  15,027    $ 15,133,836
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 24,596,053
------------------------------------------------------------------------------
Foreign Bonds - 12.8%
  Australia - 2.0%
    Government of Australia, 5.75s, 2011            AUD  5,710    $  2,906,327
------------------------------------------------------------------------------
  Bulgaria - 0.2%
    National Republic of Bulgaria, 2.813s, 2011      $     379    $    332,801
------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006                   $     300    $    314,250
------------------------------------------------------------------------------
  Germany - 1.9%
    Federal Republic of Germany, 4.5s, 2009         EUR  3,341    $  2,830,533
------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 11.5s, 2026               $     143    $    190,047
------------------------------------------------------------------------------
  Netherlands
    United Pan Europe, 10.875s, 2009 (Media -
      Cable) (In default)                            $     270          35,100
------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 9.625s, 2011                 $     170    $    180,837
------------------------------------------------------------------------------
  Peru - 0.1%
    Republic of Peru, 9.125s, 2012                   $      93    $     92,163
------------------------------------------------------------------------------
  Russia - 0.4%
    Russian Federation, 3s, 2008                     $     755    $    529,444
------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)  $     311    $    363,590
------------------------------------------------------------------------------
  United Kingdom - 7.5%
    OTE PLC, 6.125s, 2007 (Cellular Phones)         EUR    980    $    866,657
    United Kingdom Treasury, 5.75s, 2009            GBP  3,182       4,703,987
    United Kingdom Treasury, 7.25s, 2007                 3,377       5,307,286
                                                                  ------------
                                                                  $ 10,877,930
------------------------------------------------------------------------------
Total Foreign Bonds                                               $ 18,653,022
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $43,272,278)                        $ 43,249,075
------------------------------------------------------------------------------
Short-Term Obligations - 5.6%
------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 3/01/02     $   2,280    $  2,280,000
    General Electric Capital Corp., due 3/01/02          2,793       2,793,000
    New Center Asset Trust, due 3/01/02                  1,685       1,685,000
    UBS Finance, Inc., due 3/01/02                       1,462       1,462,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  8,220,000
------------------------------------------------------------------------------
Repurchase Agreement - 6.9%
------------------------------------------------------------------------------
    Morgan Stanley dated 2/28/01, due 3/01/01,
      total to be received $10,089,530 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                        $  10,089    $ 10,089,000
------------------------------------------------------------------------------
Call Options Purchased - 0.1%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE             (000 OMITTED)
------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Paid,
      $160,637)                                      $   7,556    $    164,287
------------------------------------------------------------------------------
Put Options Purchased
------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Paid,
      $161,421)                                      $   7,556    $     19,645
------------------------------------------------------------------------------
Total Investments (Identified Cost, $141,057,839)                 $144,917,216
------------------------------------------------------------------------------

Put Options Written
------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Received,
      $339,122)                                     BRL  7,556    $    (19,645)
------------------------------------------------------------------------------
Call Options Written - (0.1)%
------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Received,
      $54,736)                                      BRL  7,556    $   (164,287)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.8%                                1,154,718
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $145,888,002
------------------------------------------------------------------------------
* Non-income producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD = Australian Dollars      GBP = British Pounds
BRL = Brazilian Real          SEK = Swedish Kronor
DKK = Danish Krone            SGD = Singapore Dollar
EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $141,057,839)            $144,917,216
  Investments of cash collateral for securities loaned,
    at value and identified cost                                      2,805,870
  Cash                                                                    1,020
  Foreign currency, at value (identified cost, $6,169)                    6,094
  Net receivable for forward foreign currency exchange contracts        360,155
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                228,321
  Receivable for daily variation margin on open futures                  67,027
  Receivable for fund shares sold                                        23,964
  Receivable for investments sold                                       730,554
  Interest and dividends receivable                                     677,009
  Other assets                                                            3,298
                                                                   ------------
      Total assets                                                 $149,820,528
                                                                   ------------
Liabilities:
  Net payable for forward foreign currency exchange contracts      $    413,656
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                295,494
  Payable for fund shares reacquired                                     79,778
  Payable for investments purchased                                      22,127
  Collateral for securities loaned, at value                          2,805,870
  Written options outstanding, at value (premiums received,
     $393,858)                                                          183,932
  Payable to affiliates -
    Management fee                                                        2,398
    Distribution and service fee                                          3,196
    Administrative fee                                                       70
  Accrued expenses and other liabilities                                126,005
                                                                   ------------
      Total liabilities                                            $  3,932,526
                                                                   ------------
Net assets                                                         $145,888,002
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $160,358,547
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      3,813,046
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                               (20,053,528)
  Accumulated undistributed net investment income                     1,769,937
                                                                   ------------
      Total                                                        $145,888,002
                                                                   ============
Shares of beneficial interest outstanding                           10,351,209
                                                                    ==========
Class A shares:
  Net asset value per share
    (net  assets of $58,488,976 / 4,140,255 shares of beneficial
      interest outstanding)                                           $14.13
                                                                      ======
    Offering price per share (100 / 95.25 of net asset value
      per share)                                                      $14.83
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net  assets of $71,660,523 / 5,092,162 shares of beneficial
      interest outstanding)                                           $14.07
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net  assets of $15,738,403 / 1,118,785 shares of beneficial
      interest outstanding)                                           $14.07
                                                                      ======
Class I shares:
  Net asset value per share
    (net assets of $99.72 / 7.164 shares of beneficial interest
      outstanding)                                                    $13.92
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  1,778,316
    Dividends                                                           476,561
    Foreign taxes withheld                                              (30,919)
                                                                   ------------
      Total investment income                                      $  2,223,958
                                                                   ------------
  Expenses -
    Management fee                                                 $    451,637
    Trustees' compensation                                               18,356
    Shareholder servicing agent fee                                      75,272
    Distribution and service fee (Class A)                              148,684
    Distribution and service fee (Class B)                              374,012
    Distribution and service fee (Class C)                               81,170
    Administrative fee                                                    4,249
    Custodian fee                                                        66,086
    Printing                                                             25,413
    Postage                                                              16,190
    Auditing fees                                                        19,085
    Legal fees                                                            4,107
    Miscellaneous                                                       137,202
                                                                   ------------
      Total expenses                                               $  1,421,463
                                                                   ------------
        Net investment income                                      $    802,495
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (7,910,024)
    Written option transactions                                         612,727
    Futures contracts                                                (3,707,784)
    Foreign currency transactions                                    (1,869,757)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(12,874,838)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  5,075,020
    Written options                                                    (239,404)
    Futures contracts                                                 2,024,474
    Translation of assets and liabilities in foreign currencies       1,468,711
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $  8,328,801
                                                                   ------------
        Net realized and unrealized loss on investments and
           foreign currency                                        $ (4,546,037)
                                                                   ------------
          Decrease in net assets from operations                   $ (3,743,542)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED             YEAR ENDED
                                                                FEBRUARY 28, 2002        AUGUST 31, 2001
                                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                             $     802,495          $   3,295,542
  Net realized loss on investments and foreign currency
    transactions                                                      (12,874,838)            (3,385,136)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                8,328,801            (32,037,929)
                                                                    -------------          -------------
      Decrease in net assets from operations                        $  (3,743,542)         $ (32,127,523)
                                                                    -------------          -------------
Distributions declared to shareholders -
  From net investment income (Class A)                              $    (680,895)         $  (2,814,788)
  From net investment income (Class B)                                   (675,990)            (3,432,259)
  From net investment income (Class C)                                   (146,176)              (714,014)
  From net investment income (Class I)                                         (1)                    (5)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                        --                 (5,265,048)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                        --                 (7,465,486)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                        --                 (1,556,672)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                        --                         (8)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                        --                   (554,208)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                        --                   (785,831)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                        --                   (163,858)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                        --                         (1)
                                                                    -------------          -------------
      Total distributions declared to shareholders                  $  (1,503,062)         $ (22,752,178)
                                                                    -------------          -------------
Net decrease in net assets from fund share transactions             $ (10,805,051)         $  (7,649,792)
                                                                    -------------          -------------
      Total decrease in net assets                                  $ (16,051,655)         $ (62,529,493)
Net assets:
  At beginning of period                                              161,939,657            224,469,150
                                                                    -------------          -------------
  At end of period (including accumulated undistributed net
    investment income of $1,796,937 and $2,470,504,
    respectively)                                                   $ 145,888,002          $ 161,939,657
                                                                    =============          =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                               SIX MONTHS ENDED        ------------------------------------------------------------------------
                              FEBRUARY 28, 2002             2001            2000            1999            1998           1997
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $14.60           $19.37          $16.67          $16.36          $18.75         $17.68
                                         ------           ------          ------          ------          ------         ------
Income from investment operations#(++)-
  Net investment income(S)               $ 0.09           $ 0.33          $ 0.41          $ 0.40          $ 0.47         $ 0.46
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions         (0.40)           (3.05)           3.01            1.51           (0.69)          2.19
                                         ------           ------          ------          ------          ------         ------
      Total from investment operations   $(0.31)          $(2.72)         $ 3.42          $ 1.91          $(0.22)        $ 2.65
                                         ------           ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income             $(0.16)          $(0.66)         $(0.72)         $(0.66)         $(0.72)        $(0.40)
  From net realized gain on
    investments and foreign
    currency transactions                  --              (1.26)           --             (0.94)          (1.45)         (1.18)
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --              (0.13)           --              --              --             --
                                         ------           ------          ------          ------          ------         ------
      Total distributions declared
        to shareholders                  $(0.16)          $(2.05)         $(0.72)         $(1.60)         $(2.17)        $(1.58)
                                         ------           ------          ------          ------          ------         ------
Net asset value - end of period          $14.13           $14.60          $19.37          $16.67          $16.36         $18.75
                                         ======           ======          ======          ======          ======         ======
Total return(+)                           (2.08)%++       (14.95)%         20.81%          12.29%          (1.72)%        15.67%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.59%+           1.45%           1.43%           1.44%           1.44%          1.43%
  Net investment income(++)                1.37%+           2.04%           2.23%           2.38%           2.57%          2.51%
Portfolio turnover                           85%             121%            144%            184%            127%           128%
Net assets at end of period (000
  Omitted)                              $58,489          $63,245         $83,280         $79,908         $97,007       $111,959

(S) The distributor voluntarily waived a portion of its fee, for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                                                                                              $ 0.45
      Ratios (to average net assets):
        Expenses##                                                                                                         1.46%
        Net investment income                                                                                              2.48%
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.
(++) As required, effective September 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
     February 28, 2002 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets  decreased  by  0.05%.  Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                            SIX MONTHS ENDED        ---------------------------------------------------------------------------
                           FEBRUARY 28, 2002              2001             2000             1999            1998           1997
                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period $14.54            $19.30           $16.60           $16.31          $18.70         $17.63
                                      ------            ------           ------           ------          ------         ------
Income from investment
  operations#(++) -
  Net investment income               $ 0.06            $ 0.25           $ 0.32           $ 0.32          $ 0.38         $ 0.36
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                       (0.40)            (3.05)            3.00             1.48           (0.69)          2.19
                                      ------            ------           ------           ------          ------         ------
      Total from investment
        operations                    $(0.34)           $(2.80)          $ 3.32           $ 1.80          $(0.31)        $ 2.55
                                      ------            ------           ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income          $(0.13)           $(0.57)          $(0.62)          $(0.57)         $(0.63)        $(0.30)
  From net realized gain on
    investments and foreign
    currency transactions               --               (1.26)            --              (0.94)          (1.45)         (1.18)
  In excess of net realized gain
    on investments and foreign
    currency transactions               --               (0.13)            --               --              --             --
                                      ------            ------           ------           ------          ------         ------
      Total distributions
        declared to shareholders      $(0.13)           $(1.96)          $(0.62)          $(1.51)         $(2.08)        $(1.48)
                                      ------            ------           ------           ------          ------         ------
Net asset value - end of period       $14.07            $14.54           $19.30           $16.60          $16.31         $18.70
                                      ======            ======           ======           ======          ======         ======
Total return                           (2.34)%++        (15.41)%          20.20%           11.67%          (2.23)%        15.01%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            2.08%+            1.95%            1.93%            1.94%           1.94%          1.98%
  Net investment income(++)             0.87%+            1.54%            1.72%            1.91%           2.06%          1.96%
Portfolio turnover                        85%              121%             144%             184%            127%           128%
Net assets at end of period (000
  Omitted)                           $71,661           $80,876         $117,422         $121,009        $147,882       $166,865

   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(++) As required, effective September 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
     February 28, 2002 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        ----------------------------------------------------------------------
                                FEBRUARY 28, 2002             2001            2000            1999           1998          1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $14.53           $19.29          $16.59          $16.29         $18.67        $17.62
                                           ------           ------          ------          ------         ------        ------
Income from investment operations#(++) -
  Net investment income                    $ 0.06           $ 0.25          $ 0.31          $ 0.32         $ 0.38        $ 0.36
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                   (0.39)           (3.05)           3.01            1.49          (0.70)         2.18
                                           ------           ------          ------          ------         ------        ------
      Total from investment operations     $(0.33)          $(2.80)         $ 3.32          $ 1.81         $(0.32)       $ 2.54
                                           ------           ------          ------          ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.13)          $(0.57)         $(0.62)         $(0.57)        $(0.61)       $(0.31)
  From net realized gain on
    investments and foreign currency
    transactions                             --              (1.26)           --             (0.94)         (1.45)        (1.18)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              (0.13)           --              --             --            --
                                           ------           ------          ------          ------         ------        ------
      Total distributions declared to
        shareholders                       $(0.13)          $(1.96)         $(0.62)         $(1.51)        $(2.06)       $(1.49)
                                           ------           ------          ------          ------         ------        ------
Net asset value - end of period            $14.07           $14.53          $19.29          $16.59         $16.29        $18.67
                                           ======           ======          ======          ======         ======        ======
Total return                                (2.27)%++       (15.41)%         20.20%          11.65%         (2.21)%       15.06%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                 2.08%+           1.95%           1.93%           1.94%          1.94%         1.96%
  Net investment income(++)                  0.87%+           1.54%           1.72%           1.93%          2.06%         2.00%
Portfolio turnover                             85%             121%            144%            184%           127%          128%
Net assets at end of period (000
  Omitted)                                $15,738          $17,844         $23,767         $24,438        $37,248       $58,074

   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(++) As required, effective September 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
     February 28, 2002 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        --------------------------------------------------------------------
                                FEBRUARY 28, 2002             2001            2000           1999          1998         1997*
                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $14.39           $19.15          $16.63         $16.34        $18.74        $17.56
                                           ------           ------          ------         ------        ------        ------
Income from investment operations#(++) -
  Net investment income                    $ 0.13           $ 0.43          $ 0.33         $ 0.48        $ 0.57        $ 0.28
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                   (0.40)           (3.05)           3.01           1.50         (0.70)         1.16
                                           ------           ------          ------         ------        ------        ------
      Total from investment operations     $(0.27)          $(2.62)         $ 3.34         $ 1.98        $(0.13)       $ 1.44
                                           ------           ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.20)          $(0.75)         $(0.82)        $(0.75)       $(0.82)       $(0.26)
  From net realized gain on
    investments and foreign currency
    transactions                             --              (1.26)           --            (0.94)        (1.45)         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              (0.13)           --             --            --            --
                                           ------           ------          ------         ------        ------        ------
      Total distributions declared to
        shareholders                       $(0.20)          $(2.14)         $(0.82)        $(1.69)       $(2.27)       $(0.26)
                                           ------           ------          ------         ------        ------        ------
Net asset value - end of period            $13.92           $14.39          $19.15         $16.63        $16.34        $18.74
                                           ======           ======          ======         ======        ======        ======
Total return                                (2.27)%++       (14.63)%         20.40%         12.73%        (1.21)%        8.22%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.07%+           0.95%           0.99%          0.94%         0.94%         0.97%+
  Net investment income(++)                  0.87%+           2.68%           1.93%          2.84%         3.07%         3.43%+
Portfolio turnover                             85%             121%            144%           184%          127%          128%
Net assets at end of period (000
  Omitted)                                   --  +++          --  +++         --  +++         $45           $35           $34

   * For the period from the inception of Class I shares, January 7, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
 +++ Class I net assets were less than $500.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(++) As required, effective September 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
     February 28, 2002 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Asset Allocation Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $2,702,302. These loans were collateralized by cash of $2,805,870 which was invested in the following short-term obligations:

                                                        SHARES            VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
  at amortized cost                                  2,087,540       $2,087,540
Salomon Smith Barney                                   718,330          718,330
                                                                     ----------
Total investments of cash collateral for securities
  loaned                                                             $2,805,870
                                                                     ==========

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                            AUGUST 31, 2001    AUGUST 31, 2000
--------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                             $ 7,949,910         $8,088,360
    Long-term capital gain                       14,802,268             --
                                                -----------         ----------
                                                $22,752,178         $8,088,360
    Tax return of capital                           --                  --
                                                -----------         ----------
Total distributions paid                        $22,752,178         $8,088,360
                                                ===========         ==========

As of August 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $  1,501,506
          Undistributed long term capital gain               --
          Capital loss carryforward                          --
          Unrealized loss                                (4,828,387)
          Other temporary differences                    (5,897,060)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $4,683 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

        First $2 billion                                     0.0175%
        Next $2.5 billion                                    0.0130%
        Next $2.5 billion                                    0.0005%
        In excess of $7 billion                              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,406 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $137,774 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $72,891 and $65,275 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $392, $143,768, and $260 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES         SALES
----------------------------------------------------------------------------
U.S. government securities                         $25,757,990   $35,946,600
                                                   -----------   -----------
Investments (non-U.S. government securities)       $88,465,484   $84,841,649
                                                   -----------   -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $143,750,871
                                                                ------------
Gross unrealized appreciation                                   $ 10,409,676
Gross unrealized depreciation                                     (9,243,331)
                                                                ------------
    Net unrealized appreciation                                 $  1,166,345
                                                                ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002               YEAR ENDED AUGUST 31, 2001
                               ------------------------------------         ------------------------------
                                          SHARES           AMOUNT                  SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              499,625    $   7,065,029                 904,422    $  14,758,646
Shares issued to shareholders
  in reinvestment of distributions        45,191          616,473                 483,322        7,894,501
Shares reacquired                       (736,950)     (10,378,523)             (1,354,545)     (22,242,124)
                                   -------------    -------------           -------------    -------------
    Net increase (decrease)             (192,134)   $  (2,697,021)                 33,199    $     411,023
                                   =============    =============           =============    =============

Class B shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002               YEAR ENDED AUGUST 31, 2001
                               ------------------------------------         ------------------------------
                                          SHARES           AMOUNT                  SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              110,897    $   1,558,315                 366,737    $   6,008,363
Shares issued to shareholders
  in reinvestment of distributions        45,072          612,811                 642,116       10,464,509
Shares reacquired                       (625,787)      (8,764,781)             (1,532,372)     (24,529,995)
                                   -------------    -------------           -------------    -------------
    Net decrease                        (469,818)   $  (6,593,655)               (523,519)   $  (8,057,123)
                                   =============    =============           =============    =============

Class C shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002               YEAR ENDED AUGUST 31, 2001
                               ------------------------------------         ------------------------------
                                          SHARES           AMOUNT                  SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               60,031    $     844,232                 295,730    $   4,942,917
Shares issued to shareholders
  in reinvestment of distributions         8,818          119,933                 115,867        1,886,528
Shares reacquired                       (177,761)      (2,478,541)               (416,073)      (6,833,145)
                                   -------------    -------------           -------------    -------------
    Net decrease                        (108,912)   $  (1,514,376)                 (4,476)   $      (3,700)
                                   =============    =============           =============    =============

Class I shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002               YEAR ENDED AUGUST 31, 2001
                               ------------------------------------         ------------------------------
                                          SHARES           AMOUNT                  SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              --         $     --                      --         $     --
Shares issued to shareholders
  in reinvestment of distributions       -- +                   1                 -- +                   8
Shares reacquired                        --               --                      --               --
                                   -------------    -------------           -------------    -------------
    Net increase                         -- +       $           1                    -- +    $           8
                                   =============    =============           =============    =============

+ Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002, was $761. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                 NUMBER OF          PREMIUMS
                                                 CONTRACTS          RECEIVED
----------------------------------------------------------------------------
Outstanding, beginning of period                         5        $1,006,584
Options written                                         --             --
Options terminated in closing transactions              --             --
Options exercised                                       (2)         (106,190)
Options expired                                         (1)         (506,536)
                                                        --        ----------
Outstanding, end of period                               2        $  393,858
                                                        ==        ==========

At February 28, 2002, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                     CONTRACTS TO                           CONTRACTS         APPRECIATION
          SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales            03/19/02  AUD          7,971,878        $ 4,056,604     $  4,113,935            $(57,331)
                 04/30/02  BRL          5,959,826          2,200,586        2,438,222            (237,636)
                 03/19/02  DKK          8,323,819            995,636          969,220              26,416
                 03/19/02  GBP         17,940,947         25,378,899       25,327,985              50,914
                 03/19/02  SEK         11,414,834          1,086,506        1,089,435              (2,929)
                 03/19/02  SGD          1,612,301            882,969          881,059               1,910
                                                         -----------      -----------           ---------
                                                         $34,601,200      $34,819,856           $(218,656)
                                                         ===========      ===========           =========

Purchases        04/30/02  BRL          5,959,826        $ 2,203,264     $  2,438,221           $(234,957)
                 03/19/02  DKK          8,362,110            974,719          973,679               1,040
                 03/19/02  GBP         13,107,164         18,572,697       18,503,935              68,762
                                                         -----------      -----------           ---------
                                                         $21,750,680      $21,915,835           $ 165,155
                                                         ===========      ===========           =========

At February 28, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $295,494 with C.S. First Boston and net receivables of $21,338 with Merrill Lynch,
$90,882 with Deutsche Bank, and $116,101 with UBS Warburg.

At February 28, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                                               UNREALIZED
                                                                                             APPRECIATION
DESCRIPTION                                   EXPIRATION      CONTRACTS      POSITION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
DJ Euro Stoxx                                 March 2002            217          Long          $(122,457)
FTSE 100 Index                                March 2002             30         Short            (64,348)
Nikkei 225                                    March 2002             69         Short             49,794
S&P 500 Index                                 March 2002             11          Long             13,251
                                                                                               ---------
                                                                                               $(123,760)
                                                                                               =========

At February 28, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to September 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $132,496 decrease in cost of securities and a corresponding $132,496 increase in net unrealized depreciation, based on securities held by the fund on February 28, 2002.

The effect of this change for the six months ended February 28, 2002 was to decrease net investment income by $40,837, increase net unrealized appreciation by $15,365, and decrease net realized losses by $25,472. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) GLOBAL ASSET ALLOCATION FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial            Treasurer
Services Company, Chairman and Chief Executive            Massachusetts Financial Services Company, Vice
Officer                                                   President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
Joseph C. Flaherty, Jr.+                                  business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+ MFS Investment Management

MFS(R) GLOBAL ASSET                                               -------------
ALLOCATION FUND                                                     PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MWA-3  04/02  21M  88/288/388/888